UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 9, 2004

ALLIANCE CAPITAL MANAGEMENT L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02.	Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03.	Bankruptcy or Receivership.

Not applicable.

Section 2.	Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02.	Results of Operations and Financial Condition.

Not applicable.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06.	Material Impairments.

Not applicable.

Section 3.	Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not applicable.

Item 3.02.	Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03.	Material Modification to Rights of Security Holders.

Not applicable.

Section 4.	Matters Relating to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5.	Corporate Governance and Management

Item 5.01.	Changes in Control of Registrant.

Not applicable.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Not applicable.

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6.	[Reserved]

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

Alliance Capital Management L.P. (“Alliance Capital”) is furnishing a News Release it issued on December 9, 2004, in which it announced preliminary assets under management at November 30, 2004. The News Release is attached hereto as Exhibit 99.27.

Section 8.	Other Events

Item 8.01.	Other Events.

Not applicable.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits.

99.27 Alliance Capital is furnishing the News Release it issued on December 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: December 9, 2004	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr.
Senior Vice President
and Chief Financial Officer